SECURITIES AND EXCHANGE COMMISSION


                              Washington, D.C. 20549


                          ------------------------------

                                     FORM 8-K

                                  CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                           Date of Report: May 4, 1997



                       JAMES RIVER CORPORATION OF VIRGINIA
              (Exact name of Registrant as Specified in its Charter)


              Virginia               1-7911               54-0848173
         (State or Other    (Commission File Number)     (IRS Employer
           jurisdiction of                            Identification No.)
           Incorporation)


          120 Tredegar Street, Richmond, Virginia            23219
          (Address of Principal Executive Offices)        (Zip Code)


         Registrant's telephone number, including area code:  (804) 644-5411



                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)





         Item 5.   Other Events.

              James River Corporation of Virginia, a Virginia corporation (the "Company"), James River Delaware, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("Merger Sub"), and Fort Howard Corporation, a Delaware corporation ("Fort Howard"), entered into an Agreement and Plan of Merger, dated as of May 4, 1997 (the "Merger Agreement"), pursuant to which, among other things, Merger Sub will be merged with and into Fort Howard, with Fort Howard as the surviving corporation in the merger (the "Merger"), which agreement is attached hereto as Exhibit 10.1 and is incor-porated herein by reference.

              In connection with the Merger Agreement, on May 4, 1997, the Company entered into agreements with certain stockholders of Fort Howard, pursuant to which, among other things, such stockholders agreed to vote all of the shares of common stock of Fort Howard that are beneficially owned by them at the record date for any meeting of stockholders of Fort Howard called to consider and vote to approve the Merger and the Merger Agreement in favor thereof, which agreements are attached hereto as Exhibits 10.2, 10.3 and 10.4, and are incorporated herein by reference.


         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

              (c)  Exhibits.

              10.1 Agreement and Plan of Merger, dated as of May 4, 1997, by and among the Company, Merger Sub and Fort Howard.

              10.2 Letter Agreement, dated May 4, 1997, among the Company, The Morgan Stanley Leveraged Equity Fund II, L.P., Morgan Stanley Group Inc., Fort Howard Equity Investors, L.P., Fort Howard Equity Investors II, L.P., Morgan Stanley Leveraged Equity Holdings, Inc., Morgan Stanley Equity Investors, Inc. and Morgan Stanley Leveraged Equity Fund II, Inc.

              10.3 Letter Agreement, dated May 4, 1997, between the Company and Leeway & Co., as Nominee for the Long-Term Investment Trust.

              10.4 Letter Agreement, dated May 4, 1997, between the Company and Mellon Bank, N.A., solely in its capacity as Trustee for FIRST PLAZA GROUP TRUST, (as directed by General Motors Investment
                        Management Corporation), and not in its
                        individual capacity.





                                    SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly autho-rized.

                                  JAMES RIVER CORPORATION OF VIRGINIA


                                  By:  /s/ Clifford A. Cutchins
                                     Clifford A. Cutchins, IV
                                     Senior Vice President and
                                       General Counsel

         Date:  May 13, 1997





         Index to Exhibits

         Exhibit                       Description

         10.1 Agreement and Plan of Merger, dated as of May 4, 1997, by and among James River Corporation of Virginia, James River Delaware, Inc. and Fort Howard Corporation.

         10.2 Letter Agreement, dated May 4, 1997, among James River Corporation of Virginia, The Morgan Stanley Leveraged Equity Fund II, L.P., Morgan Stanley Group Inc., Fort Howard Equity Investors, L.P., Fort Howard Equity Investors II, L.P., Morgan Stanley Leveraged Equity Holdings, Inc., Morgan Stanley Equity Investors, Inc. and Morgan Stanley Leveraged Equity Fund II, Inc.

         10.3 Letter Agreement, dated May 4, 1997, between James River Corporation of Virginia and Leeway & Co., as Nominee for the Long-Term Investment Trust.

         10.4 Letter Agreement, dated May 4, 1997, between James River Corporation of Virginia and Mellon Bank, N.A., solely in its capacity as Trustee for FIRST PLAZA GROUP TRUST, (as directed by General Motors Investment Management Corporation), and not in its individual capacity.